EXHIBIT 10.1



                   ASSIGNMENT, CONTRIBUTION AND ACKNOWLEDGMENT

         This Assignment, Contribution and Acknowledgment is made this __ day of ________, 1999 by and between the undersigned shareholder (the "Shareholder") of Alaron Trading Corporation, an Illinois corporation ("ATC"), and Alaron.com Corporation, a Delaware corporation ("Alaron.com").

         WHEREAS, the Shareholder owns __ shares of common stock, no par value, of ATC (the "Stock");

         WHEREAS, the Shareholder is also a shareholder in Alaron.com;

         WHEREAS, the Shareholder has determined it to be in the best interests of the Shareholder, ATC and Alaron.com to assign and contribute all of the Stock to the paid in capital of Alaron.com;

         WHEREAS, after the contribution of the Stock and the contributions of the other shareholders of ATC to Alaron.com, Alaron.com will own all of the issued and outstanding stock of ATC.

         NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Shareholder and Alaron.com agree as follows:

         1. Contribution and Assignment. The Shareholder hereby irrevocably assigns, transfers and contributes to Alaron.com all right, title and interest in and to the Stock and does hereby appoint Horwood Marcus & Berk Chartered as attorneys to transfer the Stock on the books and records of ATC with full power of substitution in the premises.

         2. Acknowledgment. Alaron.com hereby acknowledges receipt of the Stock and of the contribution to its paid in capital.

         IN  WITNESS  WHEREOF,   the  parties  have  executed  this  Assignment,
Contribution and Acknowledgment this __ day of _______, 1999.


                                            Alaron.com Corporation


                                            By:_______________________________
                                                  Steven Greenberg, President


                                            __________________________________
                                                        Shareholder